CONSENT OF INDEPENDENT PUBLIC ACCOUNTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No.
33-69882.


Indianapolis, Indiana,				ARTHUR ANDERSEN LLP
March 26, 1999.